THE OLSTEIN FUNDS The Olstein All Cap Value Fund The Olstein Strategic Opportunities Fund

Supplement dated March 6, 2009 to the Statement of Additional Information dated
October 31, 2008

The following replaces in its entirety the section entitled “Disclosure of Portfolio
Holdings” on pages 12 and 13 of the Statement of Additional Information

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures relating to the disclosure of the Funds’ portfolio holdings information (the “Policy”). Generally, the Policy restricts the disclosure of portfolio holdings data as described herein. In all cases, the Trust’s Chief Compliance Officer (or designee) is responsible for authorizing any disclosure of a Fund’s portfolio holdings that deviates from the Trust’s Policy. Neither the Funds nor OCM accept compensation or consideration of any sort in return for the release of portfolio holdings information. Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and OCM’s fiduciary duties to its clients.

     The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information to determine whether any such disclosures are made in accordance with the Policy. The Board has, through the adoption of the Policy, delegated the day-to-day monitoring of the disclosure of portfolio holdings information to OCM’s compliance staff. The Board receives reports from OCM with respect to any exceptions to the Policy.

     In accordance with the Policy, the Trust will disclose each Fund’s portfolio holdings periodically, as required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR, and following each Fund’s first and third fiscal quarters on Form N-Q. These filings are available to the public through the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov. In addition, the Trust and OCM are permitted to release limited portfolio holdings information for each Fund, which includes, but is not limited to, disclosing: 1) top 10 holdings information on a monthly basis after a 15-day delay, 2) at any time a list of securities (that may include Fund holdings) to sell-side brokers for the purpose of obtaining research and/or market information from such brokers, 3) at any time a trade in process to parties involved in the transaction, 4) sector weightings, performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings, and 5) OCM’s aggregate holdings of a specific issuer to management of such issuer.

     The Policy provides that a Fund’s portfolio holdings information may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Fund or through a confidentiality agreement. Third parties to whom portfolio holdings information may be released in advance of release to the public include rating agencies and fund rating or ranking services. A Fund also may share its portfolio holdings information with certain service providers where the Fund has a legitimate business need to share such information, including, but not limited to, the custodian, administrator, proxy voting vendor, independent registered public accounting firm, consultants, legal counsel and governmental agencies and authorities. The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.